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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                              FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

                         October 23, 2001
         Date of Report (Date of earliest event reported)

                        PSB BANCORP, INC.
      (Exact name of registrant as specified in its charter)

        Pennsylvania              000-24601          23-2930740
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)        Ident. No.)

       11 Penn Center, Suite 2601
           1835 Market Street
            Philadelphia, PA                             19103
(Address of principal executive offices)              (Zip Code)

                         (215) 979-7900
         Registrant's telephone number, including area code

  ______________________________________________________________
  (Former name or former address, if changed since last report.)

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Item 4.  Changes in Registrant's Certifying Accountant.

     On October 23, 2001, the Registrant terminated the engagement of Stockton Bates, LLP ("SB") as the Registrant's independent auditors, effective immediately. The Registrant has not yet selected a new auditor to audit the Registrant's consolidated financial statements for the year ended
December 31, 2001. This change in accountants has been approved and ratified by the Registrant's Board of Directors.

     SB's report on the Registrant's consolidated financial statement for the past two years did not contain any adverse opinion, disclaimer of opinion and was not qualified or modified as to any uncertainty of the audit's scope or accounting principles.

     There were no disagreements between the Registrant and SB for the Registrant's two most recent fiscal years or for the subsequent interim periods ending March 31, 2001 and June 30, 2001, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to such accountant's satisfaction, would have caused such accountant to make reference to the subject matter of the disagreement in connection with its report on the consolidated financial statements of the Registrant.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

     The following exhibit is filed herewith:

     16.1  Letter of Stockton Bates, LLP.

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                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PSB BANCORP, INC.

Dated:  October 29, 2001

                               By:/s/ Mario L. Incollingo
                                  Mario L. Incollingo
                                  Chief Operating Officer



                           EXHIBIT INDEX

Exhibit Number

     16.1        Letter of Stockton Bates, LLP (filed herewith)
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